                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 31, 2002


                            HUB INTERNATIONAL LIMITED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     ONTARIO
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                 (State or Other Jurisdiction of Incorporation)


        1-31310                                       36-4412416
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(Commission File Number)                 (I.R.S. Employer Identification No.)

55 EAST JACKSON BOULEVARD, CHICAGO, IL                          60604
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  (Address of Principal Executive Offices)                    (Zip Code)

                                 (877) 402-6601
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              (Registrant's Telephone Number, Including Area Code)


                                       n/a
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 31, 2002, Hub International Limited (the "Company") acquired Fifth Third Insurance Services, Inc. (the "Agency"), an insurance brokerage subsidiary of Cincinnati-based Fifth Third Bancorp. The Agency will carry on business under the name Hub International of Indiana Limited.

         Prior to the acquisition, the Agency transferred certain of its bank-related life and title insurance business to another subsidiary of Fifth Third Bancorp. The assets remaining in the Agency (the "Remaining Assets"), which generated approximately US$25 million in revenue for the year ended December 31, 2002, include property, casualty and employee benefits insurance lines of business.

         The purchase price of $37.0 million was paid in cash with funds borrowed under the Company's existing revolving credit facility, the Amended and Restated Credit Agreement dated as of June 21, 2001 between the Company and Bank of Montreal, which bears interest at a floating annual rate of LIBOR plus 1.125%. The determination of the purchase price was principally based on the historic revenue and expenses of the Remaining Assets.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The financial statements required by this Item will be filed on or before March 15, 2003.


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ITEM 9.  REGULATION FD DISCLOSURE.

         The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

         Hub International Limited issued press releases on December 30, 2002 and January 1, 2002, the full text of which are attached as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           HUB INTERNATIONAL LIMITED
                                                 (Registrant)


Date: January 7, 2003                      By: /s/ W. Kirk James
                                              ----------------------------------
                                              Name: W. Kirk James
                                              Title:  Vice President, Secretary
                                                      and General Counsel



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                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION
-----------           -----------
2.1                   Stock Purchase Agreement by and among Hub U.S. Holdings, Inc. and Fifth Third
                      Financial Corp., dated December 29, 2002
99.1                  Press release dated December 31, 2002
99.2                  Press release dated January 1, 2003




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